UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

60 East 42nd St. Associates L.L.C.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-2670

A New York Limited Liability Company	13-6077181
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

60 East 42nd Street, New York, New York 10165

(Address of principal executive offices, including zip code)

(215) 687-8700

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Information to be included in the report

Item 4.01. Changes in Registrant's Certifying Accountant

On October 29, 2007, 60 East 42nd St. Associates L.L.C. (the "Registrant") terminated its independent registered accountant, J.H. Cohn LLP, effective with the completion of its review procedures related to the financial statements to be included in the Registrant's third quarter 2007 Form 10-Q.

On October 30, 2007, the Registrant authorized the appointment of Margolin, Winer & Evens LLP as its independent registered accountant. The authorization to change the independent accountant of the Registrant, which does not have a board of directors, was given by Registrant's members.

During the Registrant's two most recent fiscal years, the reports of J.H. Cohn LLP with respect to the Registrant's financial statements have not contained an adverse opinion or disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Registrant's two most recent fiscal years, and the subsequent interim period prior to termination of the client-independent accountant relationship with J.H. Cohn LLP, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. None of the "reportable events" described under Item 304(a)(1)(v) of Regulation S-K occurred during the last two fiscal years and the subsequent interim period prior to termination of the client-independent accountant relationship with J.H. Cohn LLP.

During the Registrant's two most recent fiscal years and the subsequent interim period prior to termination of the client-independent accountant relationship with J.H. Cohn LLP, neither the Registrant nor anyone acting on behalf of the Registrant consulted Margolin, Winer & Evens LLP about any matter that was either the subject of a disagreement or any other matter, including any "reportable event" (as defined under Item 304(a)(1)(v) of Regulation S-K), the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements. Consequently, no written report or oral advice to the Registrant was provided by Margolin, Winer & Evens LLP which that firm concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

The Registrant has provided J.H. Cohn LLP with a copy of the foregoing disclosure and has requested a letter from J.H. Cohn LLP addressed to the Securities and Exchange Commission stating it agrees with the above statements made by Registrant. A copy of J.H. Cohn LLP's letter, dated October 30, 2007, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Exhibits

(d) Exhibits

Exhibit 16.1 - Letter of J.H. Cohn LLP regarding change in certifying accountant.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Th 60 East 42nd St. Associates L.L.C.

Date: November 2, 2007	By:	/s/ Mark Labell
Mark Labell Senior Vice President - Finance Wien & Malkin LLC, Supervisor*
*Registrant is a limited liability company supervised by Wien & Malkin LLC. Accordingly, this Form 8-K is being signed by a senior executive of Registrant's supervisor.

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of J.H. Cohn LLP

EXHIBIT 16.1

October 30, 2007

Office of the Chief Accountant, Division of Corporation Finance

100 F Street NE

Washington, DC 20549−7561

Re: 60 East 42nd St. Associates L.L.C.

Commission File Number: 0−2670

Dear Sirs:

We have read Item 4.01 of the Form 8−K dated October 29, 2007 of 60 East 42nd St. Associates L.L.C. and are in agreement with the statements in paragraphs one, three and five therein. We have no basis to agree or disagree with the other statements made therein.

/s/ J.H.Cohn LLP

New York, New York